UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act o f 1934


                                 April 24, 2001
                                 Date of Report
                        (Date of earliest event reported)


                            PRINCETON MINING COMPANY
             (Exact name of registrant as specified in its charter)


          Idaho                        001-04026                  82-6008727
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)


                 1111 South Main, Suite 127, Grapevine, TX 76051
                    (Address of principal executive offices)


                                 (817) 410-5762
                         (Registrant's telephone number)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On April 24, 2001, Princeton Mining Company ("Princeton") acquired 100% of the issued and outstanding shares of Brittany Enterprises, Inc. ("Brittany") in consideration for 18,000,000 newly issued common shares of Princeton.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

          The audited financial statement of Brittany Enterprises, Inc. at March 31, 2001 together with the audit report of Stephen P. Higgins, CPA, dated August 28, 2001 is attached hereto as Exhibit 99.1.

     (b)  PRO FORMA FINANCIAL INFORMATION

          On April 24, 2001, Princeton acquired 100% of the issued and outstanding shares of Brittany in consideration for 18,000,000 newly issued common shares of Princeton. For accounting purposes, the acquisition will be treated as the acquisition of Brittany by Princeton with Brittany as the acquirer (reverse acquisition).

          The pro forma exhibits include a pro forma combining consolidated balance sheet as of March 31, 2001 that reflects the effects of the acquisition as if it had occurred on that date. In addition, a combining pro forma consolidated statement of operations for the year ended December 31, 2000 and the three months ended March 31, 2001 reflect the acquisition on a pro forma basis as if the transaction had occurred at the beginning of the periods.

     (c)  EXHIBITS

          99.1 Audited financial statement of Brittany Enterprises, Inc., at March 31, 2001.

          99.2   Pro forma combined balance sheet as of March 31, 2001.

          99.3 Proforma combined statement of operations for the year ended December 31, 2000.

          99.4 Pro forma combined statement of operations for the three months ended March 31, 2001.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PRINCETON MINING COMPANY


                                    By /s/ Randy Howell
                                      -----------------------------------
                                      Randy Howell
                                      President

Date: August 29, 2001

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                                    EXHIBITS


   Exhibit
   Number                               Description
   ------                               -----------

    99.1 Audited financial statement of Brittany Enterprises, Inc., at March 31, 2001.

    99.2       Pro forma combined balance sheet as of March 31, 2001.

    99.3 Proforma combined statement of operations for the year ended December 31, 2000.

    99.4 Pro forma combined statement of operations for the three months ended March 31, 2001.